EXHIBIT 99(i)




                                 HYDRON ROYALTY

                               PARTNERS LTD., LLLP




                                LIMITED LIABILITY

                          LIMITED PARTNERSHIP AGREEMENT

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       HYDRON ROYALTY PARTNERS LTD., LLLP


                                TABLE OF CONTENTS

HYDRON ROYALTY PARTNERS LTD., LLLP
ARTICLE I
   INCORPORATION; DEFINITIONS..................................................1
     1.01      Incorporation...................................................1
     1.02      Definitions.....................................................2
ARTICLE II
   FORMATION, NAME, BUSINESS, TERM.............................................9
     2.01      Formation.......................................................9
     2.02      Name............................................................9
     2.03      Principal Place of Business; Recordkeeping Office...............9
     2.04      Business of the Partnership....................................10
     2.05      Term...........................................................10
     2.06      Title..........................................................10
ARTICLE III
   CAPITAL CONTRIBUTIONS; ADMISSION OF PARTNERS; LOANS........................10
     3.01      Capital Contributions; Admission of Partners...................10
     3.02      Loans..........................................................10
     3.03      Other Matters Relating to Capital and Loans....................11
ARTICLE IV
   ALLOCATIONS AND DISTRIBUTIONS..............................................12
     4.01      Allocations from Operations and From Capital Transactions......12
     4.02      Distribution of Available Cash.................................12
     4.03      Terminating Capital Transaction................................12
     4.04      No Rights to Partnership Assets................................12
     4.05      Special Allocations............................................12
     4.06      Tax Allocations:  Code Section 704.............................14
     4.07      Offsetting Allocations.........................................14
     4.08      Qualified Income Offset........................................15
     4.09      Allocations to Transferred Interests...........................15
ARTICLE V
   MANAGEMENT OF PARTNERSHIP..................................................16
     5.01      Rights, Powers and Duties of the General Partner...............16
     5.02      Limitation of General Partner's Authority......................17
     5.03      Reimbursement of Expenses......................................18
     5.04      Liability and Indemnification..................................18
     5.05      Dealings with Partnership by Partners and Related Parties......19
     5.06      Tax Elections..................................................19
     5.07      Fee............................................................19

     5.08      Removal of General Partner.....................................19
ARTICLE VI
   MATTERS REGARDING PARTNERS.................................................20
     6.01      Management.....................................................20
     6.02      Limitation of Certain Rights...................................21
ARTICLE VII
   ISSUANCE AND TRANSFERS OF PARTNERSHIP INTERESTS............................21
     7.01      Rights of Assignee.............................................21
     7.02      Admission of Partners..........................................21
ARTICLE VIII
   FISCAL MATTERS.............................................................22
     8.01      Books and Records..............................................22
     8.02      Reports and Statements.........................................22
     8.03      Appointment of Tax Matters Partner.............................23
     8.04      Tax Status.....................................................23
ARTICLE IX
   DISSOLUTION................................................................23
     9.01      Dissolution....................................................23
     9.02      Wind-Up of Affairs.............................................23
     9.03      Liquidating Distributions......................................24
     9.04      Termination....................................................24
ARTICLE X
   MISCELLANEOUS..............................................................24
     10.01     Amendment......................................................24
     10.02     Notices........................................................24
     10.03     Agency.........................................................25
     10.04     Further Assurances.............................................25
     10.05     Headings.......................................................25
     10.06     Successors and Assigns.........................................25
     10.07     Applicable Law.................................................25
     10.08     Entire Agreement...............................................25
     10.09     Counterparts...................................................25
     10.10     Gender.........................................................25
     10.11     Remedies.......................................................26
     10.12     No Third Party Beneficiary.....................................26
     10.13     No Recordation.................................................26
     10.14     Legal Representation...........................................26
     10.15     Conflict Waiver................................................26

THE LIMITED LIABILITY LIMITED PARTNERSHIP INTERESTS REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS PURSUANT TO APPLICABLE EXEMPTIONS. WITHOUT SUCH REGISTRATION, INTERESTS MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE LIMITED LIABILITY LIMITED PARTNERSHIP OF AN OPINION OF COUNSEL SATISFACTORY TO THE GENERAL PARTNER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE GENERAL PARTNER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE GENERAL PARTNER TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER. ADDITIONALLY, ANY SALE OR OTHER TRANSFER OF THE INTERESTS IS SUBJECT TO CERTAIN RESTRICTIONS THAT ARE SET FORTH IN THIS AGREEMENT.

                       HYDRON ROYALTY PARTNERS LTD., LLLP
                 LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT

         THIS AGREEMENT ("Agreement") is made and entered into as of the ____ day of August, 2004 by and among HYDRON TECHNOLOGIES, INC., a New York corporation ("General Partner") and the Limited Partners designated in Schedule A (hereinafter referred to as the "Limited Partners").

                              W I T N E S S E T H:

         WHEREAS, the parties desire to form a Florida limited liability limited partnership to be known as Hydron Royalty Partners Ltd., LLLP ("Partnership") under the provisions of the Florida Revised Uniform Limited Partnership Act and the Florida Revised Uniform Partnership Act for the purpose of engaging in the activities described herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                           INCORPORATION; DEFINITIONS

         1.01  Incorporation.  The foregoing  recitals are true and correct and,
together  with  any  Schedules  and  Exhibits   attached   hereto,   are  hereby
incorporated herein and made a part hereof.

         1.02 Definitions. Capitalized terms used, but not otherwise defined, herein shall have the meanings hereafter set forth.

                  (a) Adjusted Capital Account Deficit. With respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                           (i) The adjustment required by Section  1.704-2(i)(5)
of the Regulations; and

                           (ii)  Debit  to  such   Capital   Account  the  items
described  in  Sections  1.704-1(b)(2)(ii)(d)(4),  1.704-1(b)(2)(ii)(d)(5),  and
1.704-1(b)(2)(ii)(d)(6) of the Regulations.

                  The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

                  (b) Adjusted Net Income and Adjusted Net Loss. The net income or loss of the Partnership during any stated period, as calculated by the Partnership's accountants, equal to the Partnership's income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                           (i) Any expenditures of the Partnership  described in
Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Adjusted Net Income and Adjusted Net Loss as defined herein shall be subtracted from such income or loss;

                           (ii)  Any  United   States   source   income  of  the
Partnership that is exempt from federal income tax and not otherwise taken into account in computing income or loss as defined herein shall be added to such income or loss;

                           (iii)  In the  event  the  Gross  Asset  Value of any
Partnership asset is adjusted pursuant to clauses (ii) or (iii) of the definition of Gross Asset Value set forth herein, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Adjusted Net Income and Adjusted Net Loss;

                           (iv) Gain or loss resulting  from any  disposition of
Partnership property shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted basis of such property differs from its Gross Asset Value;

                           (v) In lieu of the  depreciation,  amortization,  and
other cost recovery deductions taken into account in computing such income or loss, there shall be taken into account "Depreciation" for such fiscal year or other period, computed in accordance with the final paragraph of the definition of Gross Asset Value set forth herein;

                           (vi) To the  extent  an  adjustment  to the  adjusted
basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Adjusted Net Income and Adjusted Net Loss;

                           (vii)  Notwithstanding  any other  provision  of this
definition,  any items which are specially allocated pursuant to Section 4.05 or
Section 4.06 hereof shall not be taken into account in computing Adjusted Net Income and Adjusted Net Loss. The amounts of the items of the Partnership's income, gain, loss, or deduction to be specially allocated pursuant to Section
4.05 or Section 4.06 hereof shall be determined by applying rules analogous to those set forth in clauses (i) through (vi) of this definition.

                  (c) Affiliate. When used with reference to a specified Partner, (a) any person who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Partner, (b) any person who is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Partner or of which the specified Partner is an officer, partner or trustee, or with respect to which the specified Partner serves in a similar capacity, or (c) any person who, directly or indirectly, is the beneficial owner of more than ten percent (10%) of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Partner or of which the specified Partner is directly or indirectly the owner of more than ten percent (10%) of any class of equity securities or in which the specified Partner has a substantial beneficial interest.

                  (d) Agreement. This Limited Liability Limited Partnership Agreement or any restatements hereof, as originally executed or amended from time to time.

                  (e) Available Cash. The cash funds generated by the Partnership operations during a Fiscal Year (or other specified period), including, without limitation, any royalty payments received under the Valera Agreement, without deduction for non-cash expenses, but after deduction of cash funds used to pay all other expenses and obligations of the Partnership whether or not deductible for tax purposes including, without limitation, principal and interest payments on Partnership indebtedness (including any loans made by a Partner or its Affiliates), capital expenditures, operating expenditures, prepayments of indebtedness, and any reasonable amounts set aside for reserves by the Partnership (but increased by any reduction of reserves established in a prior period). Available Cash shall not include or reflect any proceeds received or expenses incurred in connection with a Terminating Capital Transaction.

                  (f) Bankruptcy. As used in this Agreement, the term "Bankruptcy," with respect to the Partnership shall refer to: (i) the appointment of a receiver, conservator, rehabilitator or similar officer for the Partnership, unless the appointment of such officer shall be vacated and such officer discharged within one hundred twenty (120) days of the appointment; (ii) the taking of possession of, or the assumption of control over, all or any substantial part of the property of the Partnership by any receiver, conservator, rehabilitator or similar officer or by the United States government or any agency thereof, unless such property is relinquished within one hundred twenty (120) days of the taking; (iii) the filing of a petition in bankruptcy or the commencement of any proceeding under any present or future federal or state law relating to bankruptcy, insolvency, debt relief or reorganization of debtors by or against the Partnership, provided, if filed against (and not by) the Partnership, such petition or proceeding is not dismissed within one hundred twenty (120) days of the filing of the petition or the commencement of the proceeding; or (iv) the making of an assignment for the benefit of creditors or a private composition, arrangement or adjustment with the creditors of the Partnership.

                  (g) Capital Account. An account that, throughout the full term of the Partnership, shall be established, determined and maintained separately for each Partner in accordance with the following provisions:

                           (i) To each Partner's  Capital Account there shall be
credited such Partner's Capital Contributions, such Partner's distributive share of Adjusted Net Income and any items in the nature of income or gain which are specially allocated pursuant to Section 4.05 or Section 4.06 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner.

                           (ii) To each Partner's Capital Account there shall be
debited the amount of cash and the Gross Asset Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Adjusted Net Loss and any items in the nature of expenses or losses which are specially allocated pursuant to Section 4.05 or
Section 4.06 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

                           (iii) In the event all or a portion of an interest in
the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                           (iv) In  determining  the amount of any liability for
purposes of (i) and (ii) of this definition, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Partners shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Partnership or the Partners), are computed in order to comply with such Regulations, the Partners may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Partner pursuant to Section 9.03 hereof upon the dissolution of the Partnership. The Partners shall (1) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (2) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

                  (h) Capital Contribution. The amount of cash or the agreed fair market value of property contributed by each Partner to the capital of the Partnership, as reflected in the books of the Partnership. The initial capital contributions are as described in Section 3.01 and Exhibit "A" hereof.
                  (i) Capital Contribution Agreement. Agreement between Hydron and the Partnership pursuant to which Hydron assigns and licenses the Valera Agreement to the Partnership and the Partnership assigns back to Hydron certain rights under the Valera Agreement.

                  (j) Capital Transaction. An Interim Capital Transaction or a Terminating Capital Transaction.

                  (k) Certificate. The Certificate of Limited Partnership of the Partnership, filed on behalf of the Partnership as required by law, such certificate may be amended from time to time.

                  (l) Classes of Interests. The Partnership is authorized to issue one (1) class of Partnership Interests. All Partners shall receive distributions of income and/or capital declared by the General Partner in the proportion to which the Partnership Interest held by such Partner bears to the total Partnership Interests outstanding. As of the date of this Agreement, the Partnership Interest owned by each Partner are as set forth in Schedule A, attached hereto and made a part hereof.

                  (m) Code. The Internal Revenue Code of 1986, Title 26, United States Code, as amended from time to time, or any corresponding provision or provisions of any federal internal revenue law enacted in substitution of the Internal Revenue Code of 1986.

                  (n) Entity Partner. Any Partner in the Partnership other than a natural person, including, but not limited to, any Partner which is a trust, limited partnership or limited liability company.

                  (o) Event of Dissolution. Any of the events that result in a dissolution of the Partnership as set forth in Section 9.01 hereof.

                  (p) Finding. A final, binding, non-appealable order, decree or judgment entered by a court of competent jurisdiction.

                  (q) Fiscal Year (or Partnership Accounting Year). The calendar year, unless otherwise determined by the Partners.

                  (r) General Partner. Hydron Technology, Inc. and any successor as General Partner appointed as provided in Section 5.08. No person shall be a General Partner unless admitted to the Partnership as such in accordance with the terms hereof.

                  (s) Gross Asset Value. With respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                           (i)  The  initial  Gross  Asset  Value  of any  asset
contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner;

                           (ii) The Gross Asset Values of all Partnership assets
shall be adjusted to equal their respective gross fair market values, as determined by the Partners as of the following times: (1) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that adjustments pursuant to clauses (1) and (2) shall be made only if the Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                           (iii) The Gross Asset Value of any Partnership  asset
distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the distributee and the other Partner(s); and

                           (iv) The Gross  Asset  Values of  Partnership  assets
shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and
Section 4.05(a) hereof; provided, however, that Gross Asset Values shall not be adjusted to the extent the Partner determines that an adjustment pursuant to subparagraph (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph.

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraphs (i), (ii) or (iii) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Adjusted Net Income and Adjusted Net Loss.

         For purposes of the foregoing provision, "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the depreciation, amortization or other cost recovery deduction for income tax purposes for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Partners.

                  (t) Gross Profits. Total revenues as determined under the Partnership's method of accounting.

                  (u) Hydron. Hydron Technologies, Inc., a New York corporation.

                  (v) Interim Capital Transaction. A transaction pursuant to which the Partnership borrows funds or refinances existing debt, a sale, condemnation, exchange, abandonment or other disposition of a portion (which is less than substantially all) of the assets of the Partnership, an insurance recovery and any other transaction, other than a Terminating Capital Transaction, that, in accordance with the accounting methods and principles consistently applied by the Partnership, is considered capital in nature.

                  (w) Law. The Florida Revised Uniform Limited Partnership Act and the Florida Revised Uniform Partnership Act, as amended.

                  (x) Partnership. Hydron Partnership Ltd., LLLP, a Florida limited liability limited partnership.

                  (y) Partnership Accountants. Such independent accountants as may be selected, from time to time, by the Partnership.

                  (z) Partnership Accounting Year (Fiscal Year). The calendar year.

                  (aa) Partnership Interest. The entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all distributions, allocations and other incidents of participation in the Partnership to which such Partner may be entitled as provided in this Agreement, and/or the Law, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement, and/or the Law, and further including its Capital Account hereunder.

                  (bb) Partnership's Minimum Gain. An amount described in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

                  (cc) Partnership Percentages. The respective percentage interest of each Partner in the Partnership as determined by dividing the amount of such Partner's Capital Account by the aggregate amount of the Capital Accounts of all Partners.

                  (dd) Partners. The General Partner and the Limited Partners collectively. Reference to a "Partner" shall be to any of the Partners.

                  (ee) Partner Nonrecourse Debt. A liability of the Partnership described in Section 1.704-2(b)(4) of the Regulations.

                  (ff) Partner Nonrecourse Debt Minimum Gain. An amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership's Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

                  (gg)  Partner  Nonrecourse   Deductions.   Deductions  of  the
Partnership described in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

                  (hh) Net Proceeds of a Terminating Capital Transaction. The proceeds received by the Partnership in connection with a Terminating Capital Transaction after payment of all costs and expenses incurred by the Partnership in connection with such Terminating Capital Transaction including, without limitation, brokers' commissions, loan fees, loan payments, other closing costs and after establishment of such reserves as the Partner deems appropriate.

                  (ii) Nonrecourse Deductions. Deductions of the Partnership described in Section 1.704-2(b)(1) of the Regulations.

                  (jj) Nonrecourse Liability. A liability of the Partnership described in Sections 1.704-2(b)(3) and 1.752-1(a)(2) of the Regulations.

                  (kk) Proportionate Share. The Partner's share of a particular item as determined by multiplying the total by the Partners Partnership Percentage.

                  (ll) Regulation. Any rule or regulation promulgated under the Code.

                  (mm) Required Vote of Partners. The affirmative vote of the Partners entitled to vote representing, in the aggregate, 75% or more of the sum of the Partnership Percentages of all of the Partners entitled to vote.

                  (nn) Stipulated Rate. The rate of interest, calculated annually, equal to two percent (2%) per annum plus the annual rate of simple interest reported from time to time by the Wall Street Journal as the "Prime Rate," but not higher than the highest nonusurious rate of simple interest for commercial loans under applicable law, nor lower than the lowest interest rate that may be charged without causing the imputation of interest for federal income tax purposes.

                  (oo) Terminating Capital Transaction. A sale, condemnation, exchange or other disposition, whether by foreclosure, abandonment or otherwise, of all or substantially all of the then remaining assets of the Partnership or a transaction that will result in a dissolution of the Partnership.

                  (pp) Transfer. The sale, transfer, assignment, syndication, pledge, encumbrance or other disposition, either voluntarily, involuntarily, by operation of law or otherwise.

                  (qq) Treasury Regulations or Regulations. The Regulations interpreting the Code promulgated by the United States Treasury Department.

                  (rr) Valera Agreement. Agreement dated November 30, 1989 between GP Strategies Corporation (f/k/a "National Patent Corporation") and Hydron (f/k/a Dento-Med Industries, Inc.), which amended and restated the Agreement dated June 25, 1976, as amended and supplemented, relating to ownership rights relating to the Hydron polymer and cross-royalty obligations, which GP Strategies Corporation assigned to Valera Pharmaceuticals, Inc. pursuant to a certain Contribution Agreement dated as of June 30, 2000.

                                   ARTICLE II
                         FORMATION, NAME, BUSINESS, TERM

         2.01 Formation. Commencing with the filing of the Certificate of Limited Partnership, the Partners have formed, or shall form, the Partnership as a Florida Limited Liability Limited Partnership for the purposes set forth herein. The Partners shall execute any and all certificates or other documents, and take whatever action is required, in order to authorize the Partnership to conduct business as a Limited Liability Limited Partnership under the Law. The rights and liabilities of the Partners shall be as provided in the Law, except as otherwise provided herein.

         2.02 Name. The business of the Partnership shall be conducted under the name "[Hydron] Partnership Ltd., LLLP", provided, however, the Partnership may conduct business under such other name or fictitious name as the Partners may designate.

         2.03 Principal Place of Business; Recordkeeping Office. The principal place of business and registered office of the Partnership shall be 2201 W. Sample Road, Building 9, Suite 7B, Pompano Beach, FL 33073-3006.

         2.04 Business of the Partnership. The purpose and scope of the Partnership is to acquire by assignment from Hydron its rights under the Valera Agreement, subject to the reassignment of certain rights back to Hydron, retaining the rights to receive certain royalty payments from Valera, in return for the payment by the Partnership of certain royalty obligations of Hydron under the Valera Agreement.

         2.05 Term. The term of the Partnership as a Partnership commenced with the filing of the Certificate and shall continue in full force and effect in perpetuity unless sooner terminated in accordance with Article IX of this Agreement or as otherwise provided by the Law.

         2.06 Title. Legal title to the Partnership's property shall be held in the name of the Partnership.

                                   ARTICLE III
               CAPITAL CONTRIBUTIONS; ADMISSION OF PARTNERS; LOANS

         3.01     Capital Contributions; Admission of Partners.

                  In exchange for their Partnership Interest, the Partners have made, or are obligated to make, the Capital Contributions to the Partnership in the amount shown in Schedule A. The Partners may, but are not obligated to, make additional Capital Contributions from time to time as requested by the General Partner. Unless approved by a Required Vote of the General Partners, such additional Capital Contributions shall not entitle the contributing Partner to additional Partnership Interests. Such capital contributions, however, shall be credited to such Partner's Capital Account and thereby affect the computation of its Percentage Interest for all purposes hereunder, including but not limited to, the allocations of income under Section 4.01, Terminating Capital Transactions under Section 4.03, and liquidating distributions under Section 9.03.

         3.02     Loans.

                  (a) Subject to the limitations provided in Sections 5.01(c) and 5.03 of this Agreement, in the event that at any time or from time to time additional funds in excess of the Capital Contributions of the Partners are required by the Partnership for or in respect of its business or any of its obligations, expenses, costs, liabilities or expenditures, if such loan is approved by a Required Vote of the Partners, the General Partner may apply, on behalf of the Partnership, to borrow such required additional funds, with interest payable at the then prevailing rates, from commercial banks, savings and loan associations or other lending institutions. Any Partner may, but is not required to, provide security of personal guarantees for such loans.

                  (b) In the event that the General Partner is unable to borrow said required additional funds from a commercial bank, savings and loan association or other lending institution, any Partner (or an Affiliate of any Partner) may, but is not required to, lend such funds to the Partnership. In the event that a Partner elects to provide the additional funds in the form of a loan to the Partnership, any such loan shall be evidenced by a negotiable promissory note of the Partnership and shall bear interest at a rate per annum equal, from day-to-day, to the Stipulated Rate. In no event shall any such loan bear interest at a rate in excess of the highest lawful nonusurious rate permitted by the law applicable to the loan. Any change in the Stipulated Rate, shall automatically result in a change in the rate of interest charged to the Partnership in respect of the respective loan. Any interest paid pursuant to this Paragraph shall be deemed an expense of the Partnership and repayment of such loan(s) shall not affect the Capital Account of the Partner. All loans made by a Partner shall be and are hereby declared to be secured by a lien upon the assets of the Partnership, subject only to any prior liens granted to third party lenders. This provision is not intended to be for the benefit of any creditor or other Partner (other than a Partner in its capacity as a Partner) to whom any debts, liabilities or obligations are owed by the Partnership or any of the Partners.

         3.03     Other Matters Relating to Capital and Loans.

                  (a) Interest earned on Partnership funds shall inure solely to the benefit of the Partnership, and, except as specifically provided herein, no interest shall be paid upon any contributions or advances to the capital of the Partnership or upon any undistributed or reinvested income or profits of the Partnership.

                  (b) The Capital Contributions of the Partners shall be utilized for carrying out the purposes of the Partnership as set forth in this Agreement and for payment of any expenses incurred in connection therewith, including payment or reimbursement of expenses paid or incurred on behalf of the Partnership, whether prior or subsequent to the execution of this Agreement.

                  (c) Loans by a Partner to the Partnership (including those arising by virtue of payment under a guaranty or indemnity of the Partnership obligations) shall not be considered contributions to the capital of the Partnership and shall not increase the Capital Account of the lending Partner.

                  (d) Except as specifically provided herein, no Partner shall be entitled to withdraw its Capital Contribution, or to a return of any part of his Capital Contribution or to receive property or assets other than cash in return thereof without the consent of the General Partner, and the Partnership shall not be liable for the return of all or any portion of the Partners' Capital Contributions. A Partner shall have the right to contribute, in its sole and absolute discretion, additional capital to the Partnership if the Partners determine such contribution to be necessary to comply with any tax provisions relating to the character of the Partnership as a partnership for income tax provisions.

                  (e) No Partner shall be entitled to priority over any other Partner, either with respect to a return of his Capital Contribution or to allocations of taxable income, gains, losses or credits, or to distributions, except as provided in this Agreement.

                                   ARTICLE IV
                          ALLOCATIONS AND DISTRIBUTIONS

         4.01     Allocations from Operations and From Capital Transactions.

                  (a) Except as provided below, the Adjusted Net Income or Adjusted Net Loss of the Partnership and any income (including gain) or losses resulting from any Interim or Terminating Capital Transactions shall be allocated among the Partners (and "Assignees", as defined in Section 7.02) in proportion to their respective Partnership Percentages. Solely for purposes of the allocation of income under this Section 4.01(a), an Assignee shall be treated as owning the Capital Account of the Transferor from whom the Assignee's interest was acquired.

                  (b) Notwithstanding anything to the contrary in this Article IV, and for purposes of determining the nature (as ordinary or capital) of the income or gain allocable under such provisions, gain (if any) recognized as ordinary income in respect of a Capital Transaction pursuant to Code Sections 1245 and 1250 shall be deemed to be allocated to the Partners in proportion to their accumulated depreciation allocations.

         4.02 Distribution of Available Cash. The General Partner shall, from time to time, and, in any event, following receipt of royalty payments under the Valera Agreement, declare a distribution of all or any portion of the Available Cash (income or capital) in excess of the reasonable needs of the business (as determined by the General Partner), including its payment obligations relating to royalties as set forth in the Contribution Agreement and a reserve in amount reasonable for the payment of expenses as determined in good faith by the General Partner. Any amount declared shall be distributed to the Partners (or assignees of Partners) within thirty (30) days after the earlier of the declaration or receipt of royalty payments, in proportion to the percentage of interest owned by the Partner (or Assignee) to the total percentage of interest of such Class that are issued and outstanding. Except as set forth above, no Partner (or Assignee) shall have any right or entitlement to any distributions of income or capital except to the extent such distribution is declared by the General Partners.

         4.03 Terminating Capital Transaction. The Net Proceeds of a Terminating Capital Transaction shall be distributed in the manner set forth in Section 9.03.

         4.04 No Rights to Partnership Assets. Except as otherwise provided herein, no Partner (or assignee) shall have the right to demand or receive any distribution in property other than cash from the Partnership in payment of any distribution for any reason whatsoever and, except as hereinafter specifically provided, no Partner shall have the right to sue for partition of the Partnership or for the Partnership's assets.

         4.05 Special Allocations. The following special allocations shall be made in the following order:

         (a) Minimum Gain Chargeback . Except as otherwise provided in Section 1.704-2(f) of the Regulations, and notwithstanding any other provision of this
Article IV, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner and Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section
1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 4.05(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

         (b) Partner Minimum Gain  Chargeback.  Except as otherwise  provided in
Section 1.704-2(i)(4) of the Regulations and notwithstanding any other provision of this Article IV, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Fiscal Year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 4.05(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

         (c) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partners, pro rata, in accordance with their respective Partnership Percentages.

         (d) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations
Section 1.704-2(i)(1).

         (e) Excess Nonrecourse Liabilities. Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits shall be in proportion to their relative Partnership Percentages.

         (f) Distributions with Respect to Nonrecourse Liabilities. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the General
Partners shall endeavor to treat distributions of Available Cash and net proceeds of an Interim or Terminating Capital Transaction as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for the Limited Partner.

         (g) Section 754 Adjustments. To the extent an adjustment pursuant to Code Section 734(b) or Code Section 743(b) to the adjusted tax basis of any Partnership asset is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be
taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of its interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjusted decreases such basis) and such gain or loss shall be specially allocated to the Partners in proportion to their respective Partnership Percentages in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         4.06     Tax Allocations:  Code Section 704.

         (a) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (a) of the definition of Gross Asset Value).

         (b) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

         (c) Any elections or other decisions relating to such allocations shall be made by the Partners in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.07 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Adjusted Net Income, Adjusted Net Loss, or other items or distributions pursuant to any provision of this Agreement.

                  4.07     Offsetting Allocations.

         (a) In the event that income or loss is specially allocated to one or more Partners as provided above, subsequent income or loss will first be allocated (subject to the provisions of subsections (b)) to the Partners in a manner which will result in each Partner having a Capital Account balance equal to what it would have been had the special allocation of income or loss not occurred.

         (b) Notwithstanding any other provision of this Agreement to the contrary:

                  (1) A Partner shall not be allocated losses (or items thereof) if such allocation would cause or increase a deficit balance in such Partner's Capital Account as of the end of the calendar year to which such allocation relates in excess of such Partner's share of Partnership Minimum Gain as of the close of such year (determined pursuant to Treasury Regulations Section 1.704-2(g)). Such excess deficit balance in a Partner's Capital Account shall be referred to as the "Excess Deficit Balance". Any amount of loss which would have been allocated to a Partner's Capital Account but for the preceding sentence ("Excess Deficit Balance") shall be reallocated to such other Partners whose Capital Account balances are positive to the extent of such Capital Account balances in proportion to their Partnership Percentages. Any loss remaining after the allocations described above shall be allocated to each of the Partners in proportion to their Partnership Percentages.

                  (2) In determining the extent to which a loss allocation under the terms of this Agreement causes or increases an Excess Deficit Balance, such Partner's Capital Account shall be reduced for (i) adjustments that, as of the end of such calendar year, reasonably are expected to be made under Treasury Regulations Section 1.704-1(b)(2)(iv)(k) for depletion allowances, (ii) allocations of loss or deduction that, as of the end of such calendar year, reasonably are expected to be made to such Partner pursuant to Sections
704(e)(2) and 706(d) of the Code or Treasury Regulations Section 1.751-1(b)(2)(ii), and (iii) distributions that, as of the end of such calendar year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the calendar years in which such distributions reasonably are expected to be made.

                  4.08 Qualified Income Offset. In the event that the Limited Partner unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), the Limited Partner will be subsequently allocated items of income in an amount and manner sufficient to eliminate any deficit balance of such Limited Partner' s Capital Account as quickly as possible.

                  4.09 Allocations to Transferred Interests. The Partnership's income and losses which are allocable to an Partnership Interest that was transferred or assigned during a fiscal year shall be further allocated between or among the Transferor and Transferee Partners in proportion to the number of days during the fiscal year that each such Partner owned said Partnership Interest or in any other proportion authorized by the Code and selected by the General Partner, without regard to the actual Partnership income or loss as of the date of such transfer or assignment and without regard to any distributions in respect to such Partnership Interest.

                                    ARTICLE V
                            MANAGEMENT OF PARTNERSHIP

         5.01 Rights, Powers and Duties of the General Partner. Except as expressly set forth herein, the overall management and control of all aspects of the business and operations of the Partnership shall be vested exclusively in the General Partner. The General Partner shall have all the rights and powers provided in the Law and this Agreement and any action taken by the General Partner shall constitute the act of and serve to bind the Partnership. The General Partner shall conduct the day-to-day operations of the Partnership and shall use good faith efforts to carry out the business of the Partnership as set forth herein. With respect to all of its obligations, powers and responsibilities under this Agreement, subject to the limitations contained in
Section 5.03, the General Partner is authorized to execute and deliver, for and on behalf of the Partnership, such agreements or instruments as the General Partner may deem necessary or desirable, all on such terms and conditions as the General Partner may deem necessary or desirable, and the execution of such agreements, instruments or other documents by the General Partner shall be sufficient to bind the Partnership. Without limiting the generality of the foregoing, subject to the limitations contained in Section 5.03, the General Partner has the right, power and authority, on behalf of the Partnership, to:

                  (a) Employ such agents, employees, managers, accountants, attorneys, consultants and other Partners as it may deem necessary or desirable for the conduct of the Partnership's business and pay from Partnership assets such fees, expenses, salaries, wages and other compensation to such Partners as it may determine;

                  (b) Pay from Partnership assets, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise upon such terms as it may determine, and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the Partnership;

                  (c) Subject receipt of the approval of the Partners by Required Vote of the Partners, borrow money and issue evidences of indebtedness and security therefor, mortgage, re-mortgage, pledge or otherwise encumber Partnership assets, refinance any borrowing, and name the Partnership as guarantor or indemnitor for any loan or borrowing;

                  (d) Make from Partnership assets any and all expenditures that it may deem necessary or desirable for the conduct of the Partnership's business and the carrying out of its obligations and responsibilities under this Agreement;

                  (e) Declare and make distributions of capital or income, in cash or property, to Partners;

                  (f) Subject to the provisions of Article VII, admit persons as Partners, including substituted Partners;

                  (g) Invest the Partnership's assets in bank and savings and loan association savings accounts, commercial paper, government securities, certificates of deposit, bankers' acceptances, other short term interest bearing obligations and any other investments in the sole and absolute discretion of the General Partner;

                  (h) Maintain, at the expense of the Partnership, adequate records and accounts of all operations and expenditures and furnish the Partners with annual statements of accounts as of the end of each Partnership fiscal year, together with tax reporting information;

                  (i) Subject receipt of the approval of the Partners by Required Vote of the Partners, sell, exchange or otherwise dispose of all or substantially all the assets of the Partnership;

                  (j) Make or refrain from making such elections under the tax laws of the United States, the several States and other relevant jurisdictions as to the treatment of items of Partnership income, gain, loss, deduction, and credit and as to all other relevant matters, including, without limitation, elections under Section 754 of the Code;

                  (k) Handle maintenance of the Partnership's properties;

                  (l) Write correspondence of behalf of the Partnership;

                  (m) Sign checks on the Partnership's bank accounts; and

                  (n) Take any and all other action permitted under the Law and that is reasonably related to Partnership purposes.

         5.02 Limitation of General Partner's Authority. Notwithstanding herein to the contrary, in no event shall the General Partner make a major decision, as enumerated below ("Major Decisions"), unless and until same has been approved by the Required Vote of the Partners:

                  (a) With respect to Partnership debts;

                           (i)      borrow   money   and  issue   evidences   of
                                    indebtedness    and    security    therefor,
                                    excluding equipment and vehicle purchases;

                           (ii) enter into leases for or in respect to the Partnership's property, including re-leases and modifications of existing leases;

                           (iii) mortgage, re-mortgage, pledge or otherwise encumber Partnership assets;

                           (iv)     refinance any borrowing; or

                           (v)      name  the   Partnership   as   guarantor  or
                                    indemnitor for any loan or borrowing;

                  (b) Accept additional Capital Contributions from persons desiring to become Partners in the Partnership;

                  (c) Loan money or assets of the Partnership to another; or

                  (d) Make any purchases, sales, transfers or other conveyances of real estate for, on behalf of, or in the name of, the Partnership.

         5.03 Reimbursement of Expenses. The General Partner shall be entitled to be reimbursed out of Partnership funds for all reasonable costs and expenses incurred by it in acting on behalf of the Partnership, including those relating to the formation of the Partnership.

         5.04 Liability and Indemnification. No General Partner or its employees or Affiliates, shall be liable to the Partnership or any other Partner for any loss or liability incurred in connection with any act performed or omitted in accordance with the terms of this Agreement, including, but not limited to, claims arising under the Act or any applicable state securities laws, except for any loss or liability incurred in connection with a Finding of fraud, willful and wanton misconduct or gross negligence of such Partner. The Partnership shall and does hereby agree, to the fullest extent permitted by law, to defend, indemnify and hold harmless the General Partner and their employees and Affiliates, from and against any and all liability, loss, cost, expense or damage incurred or sustained by reason of any act or omission, including, without limitation, any such act or omissions constituting negligence of such General Partner or its employees or Affiliates, in the conduct of the business of the Partnership in accordance with the terms hereof, including, without limitation, attorneys' and paralegals' fees through any and all negotiations, trial and appellate levels; provided, however, the Partnership shall not indemnify the General Partner or its employees or Affiliates or hold them harmless with respect to any of the foregoing incurred in connection with a matter as to which there is a Finding of fraud, willful and wanton misconduct or gross negligence of such General Partner or their employees or Affiliates. All sums for which indemnification is provided herein shall be paid currently and directly by the Partnership, subject to reimbursement in the event of a Finding that the acts for which indemnification is being provided resulted from the fraud, willful and wanton misconduct, or gross negligence of the parties being indemnified hereunder. The Partnership may purchase liability insurance which insures the General Partner and their employees and/or Affiliates and their officers, directors, and agents against any liabilities as to which the General Partner are permitted to be indemnified pursuant to the provisions of this
Section 5.07. The provisions of this Section 5.07 shall survive the termination of the Partnership.

         5.05 Dealings with Partnership by Partners and Related Parties. The fact that any Partner or Affiliate thereof is directly or indirectly interested in or connected with any firm or corporation employed by the Partnership to render or perform services, or from, or to which the Partnership may buy or sell merchandise, services, material or other property, shall not prohibit the Partnership from employing such firm or corporation or from otherwise dealing with them, provided that, in each case, the terms of such employment, retention, purchase or sale are in the ordinary course of and pursuant to the reasonable requirements of the Partnership's business and comparable to what the Partnership would obtain in an arm's length transaction with a person who is not a Partner or Affiliate.

         5.06 Tax Elections. The General Partner may determine from time to time whether or not to make or revoke any elections that may be available to the Partnership or the Partners for tax purposes, including, but not limited to, the election provided in Section 754 of the Code, provided, however, that upon the death of a Partner (or the Grantor of a Trust which is a Partner in the Partnership or a partner of a partnership which is a Partner in the Partnership), the General Partners shall make the Section 754 election (if not already in effect) upon receipt of a timely request by the personal representative of the estate of said deceased Partner.

         5.07 Fee. No management or other fee or payment shall be paid to any Partner unless approved by the Partners by the Required Vote of the Partners.

         5.08     Removal or Resignation of General Partner.

                  (a) The Limited Partners may, by the affirmative vote of all of the Partners who are not Affiliates of the General Partner, remove the General Partner for the following reasons:

                           (i) Any material breach by the General Partner of its
obligations under this Agreement, the Law or the Contribution Agreement, including, without limitation, the failure to timely pay in full any Hydron Royalty Payments (as defined in the Contribution Agreement) when due and owing;

                           (ii) The  voluntary  liquidation  or  termination  of
operations or application for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the General Partner or of all or a substantial portion of its assets;

                           (iii) The admission by the General Partner in writing
of its inability to pay its debts as the debts become due;

                           (iv) The  commencement  by the  General  Partner of a
voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); or

                           (v)  The   commencement   without  its   application,
approval or consent of a proceeding which is not dismissed within sixty (60) days, in any court of competent jurisdiction, seeking any remedy under the Federal Bankruptcy Code, the liquidation, reorganization, dissolution or winding up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of the General Partner, or of all or any substantial part of its assets, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts.

       (b) Except as otherwise expressly provided, the General Partner shall have thirty (30) days from a receipt of a notice of default from the Limited Partners to cure such a default if the default is capable of being cured. If the General Partner fails to cure such default with such thirty (30) day period, the Limited Partners may notify the General Partner of the proposed date of its removal. The Limited Partners may designate a successor General Partner in such notice in which event that Person shall be deemed to be the General Partner's successor for all purposes under this Agreement except as relates to distributions in accordance with the removed General Partner's Partnership Interest.

                  (c) Upon the removal of the General Partner, the removed General Partner shall immediately cease to have any authority to act as a general partner for the Partnership. Any of the Partnership funds or other property in the possession of, or under the control of such removed General Partner shall immediately be released and transferred to the successor General Partner. The removed General Partner shall cooperate in the orderly transition of affairs to the successor General Partner.

                  (d) Notwithstanding the removal of a General Partner, the removed General Partner shall retain its Partnership Interest in the capacity as a Limited Partner with the rights given to a Limited Partner under this Agreement and the Law.

                           (e) Hydron and any successor as General Partner may serve as General Partner notwithstanding that it has ceased to operate any business other than serving as General Partner unless removed by the Limited
                           Partners in accordance with this Section. In any event, a General Partner that wishes to resign shall continue to serve as General Partner until the earlier of (i) the approval of a successor General Partner by the Limited Partners by Required Vote of the Partners or (ii) six (6) months after such General Partner has given the Partnership written notice of its intent to resign.

                                   ARTICLE VI
                           MATTERS REGARDING PARTNERS

         6.01 Management. The management of the Partnership shall be vested in the General Partner to the extent provided herein. The Limited Partners shall not transact any business for or in the name of the Partnership or sign for or bind the Partnership in any manner.

         6.02 Limitation of Certain Rights. No Partner shall have the right or power to: (a) bring an action for partition against the Partnership or with respect to any of its property; (b) cause the termination or dissolution of the Partnership by court decree or as may be permitted by the Law, such rights being specifically waived by the Partner; or (c) require the Partnership to pay an amount upon or as a result of the withdrawal of such Partner from the Partnership. Each Partner hereby indemnifies and holds harmless the Partnership from and against any and all liability, loss, cost, expense or damage incurred or sustained resulting from such Partner's action which violates the provisions of this Section 6.02, including, without limitation, attorneys' and paralegals' fees through any and all negotiations, trial and appellate levels.

                                   ARTICLE VII
                 ISSUANCE AND TRANSFERS OF PARTNERSHIP INTERESTS

         7.01 Rights of Assignee. For purposes of this Agreement, an "Assignee" is any person (including by way of illustration and not limitation a corporation, trust, partnership, association, limited liability company or other entity) who acquires (by purchase, gift, judgment or otherwise), or claims to have an ownership or security interest (including any charging lien) in or against the Partnership or any Partnership Interest, but who has not been admitted as a Partner of the Partnership in accordance with Section 7.02. Any interest in the Partnership or any Partnership Interest acquired by an Assignee is subject to the terms and conditions of this Agreement. An Assignee has no rights or entitlements in respect to the Partnership or any Partnership Interest except as specifically granted to the Assignee in this Agreement. By way of illustration and not limitation, an Assignee shall have no (i) voting rights of any nature or kind, or (ii) rights to require any information or accounting of the Partnership's transactions or finances or to inspect Partnership books. If, however, an Assignee is admitted to the Partnership as a Partner, such admission shall vest in such Assignee all rights, powers, authorities and responsibilities inuring to and imposed upon Partners hereunder.

         7.02 Admission of Partners. Any Partner shall be entitle to Transfer their respective Partnership Interests in whole or in part to any person, and an Assignee will be admitted to the Partnership as a successor or additional Partner only if all of the following conditions are met:

                  (a) The Assignee agrees in writing to be bound by the provisions of this Agreement;

                  (b) The Assignee executes any and all documents, including an amendment to this Agreement, required to effectuate or evidence its admission to the Partnership as a Partner;

                  (c) The Assignee reimburses the Partnership for all reasonable costs and expenses (including reasonable attorney's fees) incurred in connection with the transfer and admission;

                  (d) The Assignee is not a minor or legally incompetent; and

                  (e) The Transfer does not constitute a breach of, default under, the Valera Agreement or any agreement to which the Partnership or Assignee is bound;

                  (f) If deemed necessary by the Partners (other than the Transferor), an opinion of counsel is delivered to the Partnership and the Partners in form, substance and from counsel satisfactory to the Partnership and the Partners to the effect that:

                           (i)  The   proposed   Transfer   does   not   require
registration under the Securities Act of 1933, as amended, or any other applicable state or federal securities laws, including, in each case, the rules and regulations promulgated thereunder, or cause the Partnership to be subject to registration as an investment company under the Investment Company Act of 1940, as amended, including the rules and regulations promulgated thereunder; and

                           (ii) That such action will not cause the  Partnership
not to be treated as a partnership for federal income tax purposes.

                                  ARTICLE VIII
                                 FISCAL MATTERS

         8.01 Books and Records. The Partnership shall keep, or cause to be kept, full and accurate books and records of all transactions of the Partnership in accordance with the cash basis method of accounting. All organizational records of the Partnership and other records required to be kept by the Partnership under the Law, shall, at all times, be maintained at the
Partnership's record keeping office referred to in Section 2.03 hereof, and shall be open during ordinary business hours for inspection and copying upon the reasonable request and at the expense of the Partners and their authorized representatives.

         8.02     Reports and Statements.

                  (a) Within one hundred twenty (120) days after the end of each Partnership Accounting Year, the Partnership shall, at its expense, cause to be delivered to the Partners the following unaudited financial statements:

                           (i) A balance sheet of the  Partnership as of the end
of such Partnership Accounting Year;

                           (ii) A profit and loss statement for such Partnership
Accounting Year;

                           (iii) A cash  flow  statement  for  such  Partnership
Accounting Year, and

                           (iv) A copy of the  Partnership's  federal  and state
income tax returns.

         8.03 Appointment of Tax Matters Partner. The General Partner is hereby designated pursuant to Code Section 6231(a)(7) as the Partnership's Tax Matters Partner, and is responsible for acting as the liaison between the Partnership and the Internal Revenue Service ("Service"). In the event of an audit of a Partner, the Partnership shall participate in, and retain at the expense of the Partnership accountants and other professionals to participate in such audit and may contest assertions by the auditing agent that may be materially adverse to the Partners or the Partnership. The Tax Matters Partner shall have the duties of a tax matters partner as provided in the Code, in addition to such other duties as are provided under this Agreement. The Partner shall be reimbursed by the Partnership for all out-of-pocket expenses, costs and liabilities expended or incurred by the Partner in acting as the Partnership's Tax Matters Partner.

         8.04 Tax Status. Any provision hereof to the contrary notwithstanding, solely for United States federal income tax purposes, each of the Partners hereby recognizes that the Partnership will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the Code. The parties intend that the Partnership be taxed as a partnership for United States income tax purposes and all questions of construction and interpretation shall be resolved consistently with that intent.

                                   ARTICLE IX
                                   DISSOLUTION

         9.01 Dissolution. The Partnership shall be dissolved only upon the occurrence of any of the following events:

                  (a) Upon the affirmative vote of the Required Vote of the Partners;

                  (b) The Bankruptcy of the Partnership;

                  (c) The sale or other disposition (including condemnation or casualty loss) of all or substantially all of the property and assets of the Partnership;

                  (d) The occurrence of any other event causing the dissolution of a Partnership under the Law.

         9.02     Wind-Up of Affairs.

                  (a) Upon dissolution, the General Partners shall proceed without any unnecessary delay to sell or otherwise liquidate the Partnership assets. The Capital Account of each Partner shall be determined. Profits or losses to the date of termination, including realized profits or losses arising from a sale of all of the assets of the Partnership, and unrealized profits and losses on any assets to be distributed in kind (determined as if such assets had been sold by the Partnership for prices equal to their respective fair market value) shall be allocated as set forth in Article IV and credited or charged to the Capital Accounts of the Partners. After paying or duly providing for all liabilities to creditors of the Partnership, including any reserve that the Partners may deem reasonably necessary for any contingent or unforeseen liabilities and other obligations of the Partnership or of the Partners arising out of or in conjunction with the Partnership's affairs, the Partner shall make liquidating distributions among the Partners as set forth in Section 9.03 hereof.

                  (b) The wind-up of the affairs of the Partnership shall be conducted exclusively by the Partners, which are hereby authorized to do any and all acts and things authorized by law for such purposes. In liquidating the assets of the Partnership, all tangible assets of a saleable value shall be sold at such price and terms as the Partners in good faith determine to be fair and equitable. Any partnership, limited duration company, LLC, corporation or other entity in which all or any of the Partners are in any way interested may purchase such assets at such sale. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the Partnership to minimize the losses normally occurring upon a liquidation.

                  (c) If any assets of the Partnership are to be distributed in kind, such assets shall be distributed on the basis of the then fair market value thereof (after adjusting the Capital Accounts of all Partners for any unrealized gain or loss inherent in such property, as set forth above). The fair market value shall be reasonably determined by the Partners.

         9.03 Liquidating Distributions. In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), the Partnership shall distribute its cash or other property in the following order:
(1) in repayment of any loans to the Partnership from Partners, (2) to the Partners in respect to their positive capital account balances, to the extent thereof, and (3) the balance to the Partners in proportion to their Partnership Interests.

         9.04 Termination. The Partnership shall terminate when all Partnership assets shall have been disposed of.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 Amendment. This Agreement may be amended only by written instrument which is approved by each of the General Partners and a Required Vote of the Limited Partners.

         10.02 Notices. Any notice required or permitted to be delivered to any Partner under the provisions of this Agreement shall be deemed delivered, whether actually received or not, when deposited in a United States Postal
Service Depository, postage prepaid, registered or certified, return receipt requested, and addressed to the Partner at the address set forth on the signature pages hereto, or such other address as shall be specified by written notice delivered to the Partnership and other Partners.

         10.03 Agency. Except as provided herein, nothing herein contained shall be construed as causing any Partner hereof to be the agent of any other Partner hereof or as limiting in any manner the Partners' right to carry on their own respective businesses or otherwise engage in any activities of any nature whatsoever. Any Partner may engage in and/or possess any interest in other business or other entities of every nature and description, independently or with others, whether existing as of the date hereof or hereafter coming into existence; and whether or not the activities of such businesses or entities are competitive with, or otherwise contrary to, the best interests of the Partnership. Any Partner may individually pursue any business opportunity of any nature or kind without obligation to first present it to the Partnership or any other Partner and neither the Partnership nor any Partner shall have any rights in or to any such independent entity or the income or profits derived therefrom.

         10.04 Further Assurances. The Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

         10.05 Headings. The headings of the various sections of this Agreement are intended solely for convenience of reference, and shall not be deemed or construed to explain, modify or place any construction upon the provisions hereof.

         10.06 Successors and Assigns. This Agreement and any amendments hereto shall be binding upon and, to the extent expressly permitted by the provisions hereof, shall inure to the benefit of the Partners, their respective successors and assigns.

         10.07 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         10.08 Entire Agreement. This Agreement sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with  respect to the  Partnership,  the  Partnership's  business  and the
Partnership assets, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, except as set forth herein.

         10.09 Counterparts. This Agreement and any amendments hereto may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

         10.10 Gender. Wherever the context requires any pronoun used herein may deemed to mean the corresponding masculine, feminine or neuter in form thereof and the singular form of any nouns and pronouns herein may be deemed to mean the corresponding plural and vice versa as the case may require.

         10.11 Remedies. Each of the Partners acknowledge and agree that in the event that a Partner shall violate any of the restrictions or fail to perform any of the obligations hereunder, the Partnership and the other Partners will be without an adequate remedy at law and will therefore be entitled to specifically enforce such restrictions or obligations by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies it may have at law or in equity.

         10.12 No Third Party Beneficiary. This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other Partner shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

         10.13 No Recordation. Neither this Agreement nor any memorandum thereof shall be recorded amongst the public records of any governmental authority.

         10.14 Legal Representation. The Partnership may retain one or more legal counsel ("Law Firm"), from time to time, to represent the Partnership on specified matters and the Partners hereby recognize and acknowledge that representation of the Partnership shall not establish any attorney-client relationship between the Partners and the Law Firm. It is further expressly acknowledged and agreed by the Partnership, that any Law Firm representing the Partnership may also represent the General Partner or any of its Affiliates.

         10.15 Conflict Waiver.  The Partners hereby acknowledge and agree that:
(i) Ruden, McClosky, Smith, Schuster & Russell, P.A. ("Firm") has represented the Partnership in the preparation of this Agreement and may represent the Partnership in other matters; (ii) the Firm also represents and/or has represented the General Partner in other unrelated matters and will continue to do so in the future; (iii) the General Partner and each Limited Partner hereby agrees to waive any conflict of interest that exists as a result of such representation; and (iv) the General Partner and each Limited Partner has been advised by the Firm to consult with independent legal counsel before entering into this Agreement, and has sought such counsel as it deems necessary.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                      GENERAL PARTNER:

                                      HYDRON TECHNOLOGIES, INC.,
                                      a New York Corporation



                                      By:
                                         ---------------------------------------
                                           Name:_____________________________
                                           Title:____________________________


                                      LIMITED PARTNERS:



                                      Name:
                                           -------------------------------------



                                      Name:
                                           -------------------------------------




                                      Name:
                                           -------------------------------------




                                      Name:
                                           -------------------------------------




                                      Name:
                                           -------------------------------------

                                      Name:
                                           -------------------------------------



                                      Name:
                                           -------------------------------------



                                      Name:
                                           -------------------------------------



                                      Name:
                                           -------------------------------------



                                      Name:
                                           -------------------------------------

                                   SCHEDULE A
                                       TO
                 LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT
                                       OF
                       HYDRON ROYALTY PARTNERS LTD., LLLP



------------------------------------------- -------------------------------- -------------------------------------
             GENERAL PARTNER                    PARTNERSHIP PERCENTAGE           INITIAL CAPITAL CONTRIBUTION
------------------------------------------- -------------------------------- -------------------------------------
                                                        50.001%                          $300,010
         HYDRON TECHNOLOGIES, INC.                                            (agreed value of Valera Agreement)


------------------------------------------- -------------------------------- -------------------------------------

            LIMITED PARTNERS
------------------------------------------- -------------------------------- -------------------------------------

------------------------------------------- -------------------------------- -------------------------------------

------------------------------------------- -------------------------------- -------------------------------------

------------------------------------------- -------------------------------- -------------------------------------

------------------------------------------- -------------------------------- -------------------------------------



                                                     ----------
         TOTAL:                                          100.0%                           [$600,010]
         ------